SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 2004

       Date of report (date of earliest event reported): October 30, 2006


                       MAGNITUDE INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


            33-20432                                 75-2228828
      (Commission File Number)           (IRS Employer Identification No.)


                   1250 Route 28, Branchburg, New Jersey 08876
               (Address of principal executive offices) (Zip Code)


                                 (908) 927-0004
                         (Registrant's telephone number)


                              --------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.01 Regulation FD Disclosure

      On October 31, 2006 the  Registrant  issued the press release  attached as
      Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.  99.1 Press release, dated October 30, 2006.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             MAGNITUDE INFORMATION SYSTEMS, INC.


Dated: October 31, 2006                      By: /s/ Joerg H. Klaube
                                                 -------------------------------
                                                 Joerg H. Klaube
                                                 Chief Financial Officer